SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 27, 1998


                             UNION BANKSHARES, LTD.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-21078                   84-0986148
(State or other jurisdiction      (Commission                (IRS Employee
      of incorporation)          File Number)             Identification No.)


            1825 Lawrence Street
                  Suite 444
              DENVER, COLORADO                                80202
  (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (303) 298-5352


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ITEM 5.  OTHER EVENTS.

         On May 27, 1998, Union Bankshares, Ltd. announced that its shareholders and Board of Directors approved a 100% stock dividend to split its common stock on a two-for-one basis. The stock split is payable on May 28, 1998 based on a record date of May 27, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press release dated May 27, 1998



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNION BANKSHARES, LTD.
                                  (Registrant)


Date:  May 28, 1998               By:  /s/ Bruce E. Hall
                                     -------------------------------------------
                                  Name:  Bruce E. Hall
                                  Title: Vice President, Secretary and Treasurer




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

                                  EXHIBIT INDEX

Exhibit
   No.            Description
-------           -----------

    99.1          Press release dated May 27, 1998





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